UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2007

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 2, 2007, the Registrant issued a press release jointly with Aquila, Inc. announcing that they have filed notifications for antitrust clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The filings relate to the previously announced agreement for the Registrant to acquire Aquila’s electric generating and distribution properties in Colorado and its natural gas distribution properties in Colorado, Iowa, Kansas and Nebraska. With the filing of the Hart-Scott-Rodino notifications, the companies have now filed applications for all state and federal regulatory approvals and reviews required for the proposed acquisition.

The press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
	99	Press release dated August 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President
and Chief Financial Officer

Date: August 3, 2007

Exhibit Index

Exhibit #

99	Press release dated August 2, 2007.

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